Exhibit 99.1

Gulf South Bank Conference MAY 6 - 7, 2019 1

Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder) . Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp, Inc . and its management regarding future events, many of which, by their nature, are inherently uncertain . Forward looking statements may be identified by the use of such words as : “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “will”, “would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly . ” Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions ; statements regarding plans, objectives and expectations with respect to future operations, products and services ; and statements regarding future performance . Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Home Bancorp, Inc . and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements . The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements : (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values ; (2) the levels of noninterest income and expense and the amount of loan losses ; (3) competitive pressure among depository institutions increasing significantly ; (4) changes in the interest rate environment causing reduced interest margins ; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc . is or will be doing business, being less favorable than expected ; (6) political and social unrest, including acts of war or terrorism ; (7) we may not fully realize all the benefits we anticipated in connection with our acquisitions of other institutions or our assumptions made in connection therewith may prove to be inaccurate ; or (8) legislation or changes in regulatory requirements adversely affecting the business of Home Bancorp, Inc . Home Bancorp, Inc . undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made . As used in this report, unless the context otherwise requires, the terms “we,” “our,” “us,” or the “Company” refer to Home Bancorp, Inc . and the term the “Bank” refers to Home Bank, N . A . , a national bank and wholly owned subsidiary of the Company . In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank . For a more detailed description of the factors that may affect Home Bancorp’s operating results or the outcomes described in these forward - looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10 - K for the year ended December 31 , 2018 . Home Bancorp assumes no obligation to update the forward - looking statements made during this presentation . For more information, please visit our website www . home 24 bank . com . Non - GAAP Information This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”) . The Company's management uses this non - GAAP financial information in its analysis of the Company's performance . In this presentation, information is included which excludes acquired loans, intangible assets, impact of the gain (loss) on the sale of a banking center, the impact of merger - related expenses and one - time tax effects . Management believes the presentation of this non - GAAP financial information provides useful information that is helpful to a full understanding of the Company’s financial position and core operating results . This non - GAAP financial information should not be viewed as a substitute for financial information determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP financial information presented by other companies . 2 Forward Looking Statements

3 Our Company • Headquartered in Lafayette, Louisiana • Founded in 1908 • IPO completed October 2008 • Ticker symbol: HBCP ( Nasdaq Global ) • Market Cap = $ 348MM as of April 30, 2019 • Assets = $2.2 billion as of March 31, 2019 (third largest Louisiana - based bank) • 40 locations • Acquisition of Saint Martin Bancshares Closed December 2017 Converted March 2018 • Ownership Institutional = 38% Insider/ESOP = 18%

4 Earnings Net Income ($ millions) Diluted EPS Record earnings and EPS since 2014 $7.9 $9.2 $7.3 $9.9 $12.6 $16.0 $16.8 $31.6 $0 $5 $10 $15 $20 $25 $30 $35 2012 2013 2014 2015 2016 2017 2018 2019 Q1 Q2 Q3 Q4 $0.85 $1.28 $1.06 $1.42 $1.79 $2.25 $2.28 $3.40 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2012 2013 2014 2015 2016 2017 2018 2019 Q1 Q2 Q3 Q4

5 Profitability (1,2) Return on Average Assets Return on Average Equity Return on Tangible Common Equity Efficiency Ratio (1) See appendix for reconciliation of Non - GAAP items (2) Peers are publicly - owned banks with $ 1 - 3 billion in assets. Source: S&P Global 0.80% 0.94% 1.04% 1.04% 1.46% 1.48% 0.92% 1.03% 1.05% 1.26% 1.50% 1.48% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 2014 2015 2016 2017 2018 Q1-19 GAAP Non-GAAP Peer Median 6.7% 7.8% 9.2% 8.6% 10.9% 10.5% 7.7% 8.6% 9.3% 10.5% 11.1% 10.5% 0% 2% 4% 6% 8% 10% 12% 2014 2015 2016 2017 2018 Q1-19 GAAP Non-GAAP Peer Median 7.2% 8.5% 10.3% 9.7% 14.8% 13.9% 8.2% 9.3% 10.4% 11.7% 15.1% 13.9% 0% 2% 4% 6% 8% 10% 12% 14% 16% 2014 2015 2016 2017 2018 Q1-19 ROATCE ROATCE - Adjusted Peer Median 70.5% 66.4% 63.6% 59.3% 60.0% 61.4% 66.7% 64.1% 63.0% 57.9% 58.0% 61.4% 50% 55% 60% 65% 70% 75% 2014 2015 2016 2017 2018 Q1-19 GAAP Non-GAAP Peer Median

6 Quarterly Financial Highlights 1Q 2018 2Q 2018 3Q 2018 4 Q 2018 1Q 2019 GAAP Net Income Basis: Reported Net Income ($000's) $7,463 $7,776 $8,262 $8,089 $7,890 Diluted EPS $0.81 $0.84 $0.89 $0.87 $0.85 ROA 1.37% 1.44% 1.53% 1.50% 1.48% ROE 10.7% 10.9% 11.2% 10.7% 10.5% ROATCE (1) 14.9% 14.9% 15.1% 14.4% 13.9% Efficiency Ratio 60.0% 61.2% 58.5% 60.2% 61.4% Non - GAAP Net Income Basis: (2) Adjusted Net Income ($000's) $8,157 $8,670 $8,262 $7,270 $7,890 Adjusted Diluted EPS $0.88 $0.93 $0.89 $0.78 $0.85 Adjusted ROA 1.50% 1.61% 1.53% 1.35% 1.48% Adjusted ROE 11.7% 12.1% 11.2% 9.6% 10.5% Adjusted ROATCE (3) 16.2% 16.5% 15.1% 13.0% 13.9% Adjusted Efficiency Ratio 56.6% 56.9% 58.5% 60.2% 61.4% Per Share Data: Share Price $43.17 $46.55 $43.48 $35.40 $33.25 Book Value $30.09 $30.66 $31.19 $ 32.14 $ 32.62 Tangible Book Value (1) $22.91 $23.56 $24.18 $ 25.16 $ 25.69 Dividend Paid $0.15 $0.17 $0.19 $0.20 $0.20 (1) ROATCE is a Non - GAAP ratio. Ratio reflects GAAP net income to tangible common equity. See appendix. (2) Income and ratios are Non - GAAP and have been adjusted to remove certain income and expense items. See appendix. (3) Ratio reflects Non - GAAP net income to tangible common equity.

300,000 600,000 900,000 1,200,000 1,500,000 1,800,000 2,100,000 2,400,000 2,700,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 1Q 2019 Home Bank Total Assets ($000s) St. Martin Bank & Trust Statewide Bank Britton & Koontz Bank Bank of New Orleans CAGR = 14.9% Guaranty Savings Bank 7 Disciplined Acquirer Since IPO Acquired Bank Date Assets ($ in MM) (at completion) % of TBV (at announcement) # of Branches Consideration Statewide Bank Mar - 2010 $199 FDIC - assisted 6 All Cash Guaranty Savings Bank Jul – 2011 257 95% 5 All Cash Britton & Koontz Bank Feb – 2014 301 90% 8 All Cash Bank of New Orleans Sep – 2015 346 126% 4 All Cash St. Martin Bank & Trust Dec – 2017 597 183% (1) 12 ~80% Stock, 20% Cash (1) (1) Cash is comprised of an aggregate $19.5 million special cash distribution paid by St. Martin Bancshares to its shareholders.

8 Steady Organic Loan Growth (excludes acquisition accounting) 0% 7% 24% 13% 18% 19% 11% 12% 6% 16% 6% - 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 1,800,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q1 2019 Loan Balance Outstanding ($000s) Originated Acquired Originated growth % (annualized) Total Loan CAGR = 17% Originated Loan CAGR = 12%

9 Loan Portfolio (as of March 31, 2019) Composition Market Diversification Acadiana 46% New Orleans 28% Northshore 13% Baton Rouge 9% Mississippi 3% Other 1% Balance = $1.6 billion, 75% of assets 1Q19 Yield = 5.64% CRE 43% 1 - 4 Mortgage 27% C&D 12% C&I 10% Home Equity 5% Consumer 3%

10 Loan Portfolio (as of March 31, 2019) CRE & Multifamily 1 - 4 Family Construction & Land Office Building , 25% Medical , 13% Shopping Center , 10% Retail , 8% Multifamily , 6% Restaurant , 6% Leasing , 4% Professional Office , 5% Hotel , 5% Energy , 4% Service Company , 3% Warehouse , 3% Other , 3% Convenience Store , 3% Church/School , 2% 5 year fixed , 25% 15 year fixed , 19% 10 year fixed , 15% ARM - Reprice >3 years , 15% ARM - Reprice <3 years , 13% 30 year fixed , 12% 20 year fixed , 1% Residential , 31% Land - Commercial , 22% Commercial Building , 16% Multifamily , 10% Subdivision , 10% Farm Land , 7% Land - Personal , 3% Energy Related , 1% $708 million Owner Occupied = 52% 1Q19 yield = 5.42% $194 million 1Q19 yield = 6.36% $442 million Acquired Balance = 48% 1Q19 yield = 5.14%

11 Credit Quality ALLL % 1.05% 1.07% 1.09% 0.89% 0.87% 0.92% 0.96% 0.99% 1.00% 1.38% 1.40% 1.40% 1.52% 1.40% 1.40% 1.38% 1.36% 1.34% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1Q-17 2Q-17 3Q-17 4Q-17 1Q-18 2Q-18 3Q-18 4Q-18 1Q-19 Reported ALLL Originated ALLL NPAs (in millions) $13.8 $14.4 $16.6 $22.5 $23.5 $18.6 $15.9 $15.5 $15.0 $2.4 $2.1 $1.6 $3.2 $4.3 $4.1 $5.5 $10.5 $14.1 $0 $5 $10 $15 $20 $25 $30 $35 1Q-17 2Q-17 3Q-17 4Q-17 1Q-18 2Q-18 3Q-18 4Q-18 1Q-19 NPA's Outstanding ($millions) Originated Acquired Annualized Net Charge Offs - 0.03% 0.02% 0.08% - 0.05% 0.37% - 0.03% 0.00% 0.25% 0.04% -0.10% -0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 1Q-17 2Q-17 3Q-17 4Q-17 1Q-18 2Q-18 3Q-18 4Q-18 1Q-19 • Built reserves for potential losses due to challenges in Louisiana and Mississippi markets • Elevated charge offs in 2018 primarily from t hree problem credits • Direct energy exposure (as of March 31, 2019) • $43 Million, or 3% of total loans • 93% performing according to original loan agreement • 2.43% ALLL on direct originated energy loans • No shared national credits

12 Credit Quality NPAs / Assets Net Charge Offs / YTD Average Loans Loans Past Due ALLL / NPAs 1.10% 0.73% 1.07% 1.16% 1.21% 1.32% 0.46% 0.37% 0.84% 1.01% 0.72% 0.68% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2014 2015 2016 2017 2018 1Q-19 NPAs / Total Assets Originated NPAs / Total Assets 58% 84% 75% 57% 63% 57% 129% 159% 94% 64% 96% 99% 0% 20% 40% 60% 80% 100% 120% 140% 160% 180% 2014 2015 2016 2017 2018 1Q-19 ALLL / NPAs Originated ALLL / Originated NPAs 2.87% 1.32% 0.94% 1.74% 1.94% 1.45% 1.17% 0.91% 0.64% 0.82% 0.87% 0.89% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2014 2015 2016 2017 2018 1Q- 19 Past Due Loans / Loans Originated Past Due / Originated Loans * Net Charge offs is annualized in 1Q - 19 0.17% 0.03% 0.02% 0.00% 0.15% 0.04% 0.00% 0.02% 0.04% 0.06% 0.08% 0.10% 0.12% 0.14% 0.16% 0.18% 0.20% 0.22% 0.24% 2014 2015 2016 2017 2018 1Q-19*

13 Deposits (as of March 31, 2019) 21% 21% 24% 26% 27% 28% 27% 24% 24% 25% 25% 24% 22% 22% 22% 21% 20% 21% 22% 24% 21% 16% 17% 16% 8% 9% 9% 12% 11% 11% $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2014 2015 2016 2017 2018 Q1 2019 Millions NOW Demand deposits Certificates of deposit Money market Savings Balance Louisiana Market Share (1) Bank 2018 Rank Deposits Market Share JPMorgan Chase 1 17,989,141 17.4 Capital One 2 17,524,878 17.0 Hancock Whitney 3 12,952,562 12.5 Iberiabank 4 7,978,813 7.7 Regions 5 7,340,297 7.1 Origin 6 1,840,250 1.8 Home Bank 7 1,642,421 1.6 Acadiana , 64% New Orleans , 14% Northshore , 9% Mississippi , 9% Baton Rouge , 4% • Balance as of March 31, 2019 = $1.8 billion, or 83% of assets • Cost of Deposits = 1.0% in 1Q19 • 0.83% Non - maturity • 1.46% CDs • Growth in deposits driven by NOW accounts • Loan/Deposit ratio 91% • No brokered deposits or subscription service CDs (1) Source: S&P Global; deposit ranking data as of 6/30/2018

14 Net Interest Margin (TE) 4.41% 3.66% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% 4.75% 5.00% 2012 2013 2014 2015 2016 2017 2018 Q1-19 Home Bank Peer Median(1) 0.75% spread • Continually higher NIM than peers • Total loan yield in 1Q19 = 5.64% • Originated loan yield = 5.42% • Acquired loan yield = 6.11% • Non - interest deposits = 20% of assets • Cost of interest - bearing liabilities during 1Q19 = 1.04% (from 0.93% in 4Q18) • No overnight advances • LT debt = $ 63MM with average cost of 1.99% in 1Q19 • Deposit rates began to rise in 3Q18 as market competition has been intensifying (1) Peer data as of 12/31/2018 – publicly - owned banks with $ 1 - 3 billion in assets. Source: S&P Global

15 Interest Rate Risk 1 Year Change in Net Interest Income (change from base case) Cost of Interest Bearing Liabilities 0.50% 1.04% 0.75% 2.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 4Q-16 1Q-17 2Q-17 3Q-17 4Q-17 1Q-18 2Q-18 3Q-18 4Q-18 1Q-19 Cost of Interest Bearing Liabilities Fed Funds Spread (Fed Funds - COF) Significant IRR drivers • No overnight or variable rate advances • Non - interest deposits = 20% of assets • Investment securities portfolio comprising only 13% of assets • No non - relationship brokered deposits • Variable rate loans = 24% of loans • Short - term construction loans = 12% of total loans • Loan/Deposit Ratio = 91% - 100 +100 +200 +300 Forward Curve - 2.3% 0.8% 0.8% 0.5% 0.2%

16 Non - Interest Income & Expense (1,2) Non - Interest Income / Average Assets 0.59% 0.70% 0.5% 0.6% 0.7% 0.8% 0.9% 1.0% 1.1% 2012 2013 2014 2015 2016 2017 2018 Mar 2019 YTD Home Bancorp Peer Median Non - Interest Expense / Average Assets 2.86% 2.79% 2.4% 2.6% 2.8% 3.0% 3.2% 3.4% 3.6% 2012 2013 2014 2015 2016 2017 2018 Mar 2019 YTD Home Bancorp Peer Median • New Treasury Management leadership in 2018 • Mortgage business remains challenging • Expanded customer base through acquisition • Leveraged expense base through acquisitions and organic growth • Continued back office and infrastructure investments provide ability for continued expansion (1) See appendix for reconciliation of Non - GAAP items (2) Peers data as of 12/31/2018 – publicly - owned banks with $ 1 - 3 billion in assets. Source: S&P Global

HBCP Stock Performance

12/31/2008 – 4/30/2019

Home Bancorp, Inc.


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HBCP
DJIA
S&P 500
NASDAQ
SNL US Bank

% Change	10 year	5 year	3 year	1 year
HBCP	231%	81%	31%	-15%
NASDAQ	371%	97%	70%	15%
S&P 500	238%	56%	43%	11%
DJIA	226%	60%	50%	10%
SNL US Bank	190%	53%	46%	-2%

17

18 HBCP – Distributions and Buybacks $0.20 $0.21* $0.07 $0.30 $0.41 $0.55 $0.71 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 2014 2015 2016 2017 2018 2019 Q1 Q2 Q3 Q4 • 4Q18 • Purchased 22,604 shares • Average Price = $36.03 • 1Q19 • Purchased 134,005 shares • Average Price = $35.71 • 202,077 shares remain under current repurchase program • Total of $5.6 million deployed in current share repurchase plan Share Repurchases Dividends per share *2Q19 dividend payable on May 17, 2019; 25% payout ratio based on 1Q19 earnings; 2.3% dividend yield based on HBCP price of $36.64 (as of 4/30/19)

INVESTMENT PERSPECTIVE 19 Solid track record since IPO Strong earnings and shareholder returns Conservative, well - managed credit culture Well capitalized with capacity for continued growth Bank capital ratios as of March 31, 2019 Tier 1 leverage capital = 10.9% Total risk based capital = 15.2% Disciplined acquirer Insider owners committed to continual improvement

GROWING. INVESTING. SERVING. Home Bancorp, Inc. is a Louisiana corporation and the holding company for Home Bank, N.A., a national bank headquartered in Lafayette, Louisiana. Home Bank offers a full range of deposit and loan products through convenient banking centers in growing regions of South Louisiana and Western Mississippi: Acadiana , Baton Rouge, New Orleans, Northshore (of Lake Pontchartrain), Natchez, and Vicksburg. 20

Appendix

Non-GAAP Reconciliation

Home HB Bancorp, Inc.

(dollars in thousands)	2014	2015	2016	2017	2018	Q1 2019
Total Shareholders' Equity	$154,144	$165,046	$179,843	$277,871	$304,040	$308,935
Less: Intangible assets	4,266	15,304	12,762	68,034	66,055	65,645
Non-GAAP tangible shareholders' equity	$149,878	$149,742	$167,081	$209,837	$237,985	$243,290
Total Assets	$1,221,415	$1,551,912	$1,556,732	$2,228,121	$2,153,658	$2,202,675
Less: Intangible assets	4,266	15,304	12,762	68,034	66,055	65,645
Non-GAAP tangible assets	$1,217,149	$1,536,608	$1,543,970	$2,160,087	$2,087,603	$2,137,030
Reported net income	$9,872	$12,550	$16,008	$16,824	$31,590	$7,890
Add: Amortization CDI, net tax	465	483	520	496	1,458	$324
Non-GAAP tangible income	$10,337	$13,033	$16,528	$17,320	$33,048	$8,214
Return on average equity	6.7%	7.8%	9.2%	8.6%	10.9%	10.5%
Add: Intangibles	0.5	0.7	1.1	1.1	3.9	3.4
Non-GAAP return on tangible common equity[1]	7.2%	8.5%	10.3%	9.7%	14.8%	13.9%
Originated loans	$705,435	$797,845	$884,690	$941,922	$1,095,160	$1,108,655
Acquired loans	203,533	426,521	343,143	715,873	554,594	540,313
Reported loans	$908,968	$1,224,366	$1,227,833	$1,657,795	$1,649,754	$1,648,968
Originated allowance for loan losses	$7,342	$9,174	$12,220	$14,303	$14,860	$14,829
Acquired allowance for loan losses	418	373	291	504	1,488	1,741
Reported allowance for loan losses	$7,760	$9,547	$12,511	$14,807	$16,348	$16,570
Originated NPAs	$5,677	$5,767	$13,012	$22,523	$15,526	$14,983
Acquired NPAs	7,729	5,616	3,634	3,238	10,444	$14,069
Reported NPAs	$13,406	$11,383	$16,646	$25,761	$25,970	$29,052
Originated past due loans	$8,282	$7,252	$5,653	$7,685	$9,549	$9,845
Acquired past due loans	17,836	8,953	5,912	21,120	22,493	14,138
Reported loans past due	$26,118	$16,205	$11,565	$28,805	$32,042	$23,983

21

Appendix

Non-GAAP Reconciliation

Home HB Bancorp, Inc.

(dollars in thousands)	2014	2015	2016	2017	2018	Q1 2019
Reported non-interest income	$8,175	$8,770	$11,157	$9,962	$13,447	$3,165
Less: Gain on sale of assets	-	-	641	(69)	-	-
Non-GAAP non-interest income	$8,175	$8,770	$10,516	$10,031	$13,447	$3,165
Reported Net Income	$9,872	$12,550	$16,008	$16,824	$31,590	$7,890
Less: Gain on sale of assets, net tax	-	-	416	(45)	-	-
Add: Impact of Tax Act and effect of cost segmentation	-	-	-	2,721	(819)	-
Add: Merger-related expenses, net tax	1,497	1,166	560	835	1,587	-
Non-GAAP Net Income	$11,369	$13,716	$16,152	$20,425	$32,358	$7,890
ROA (GAAP)	0.80%	0.94%	1.04%	1.04%	1.46%	1.48%
Less: (Loss) gain on closure or sale of premises	-	-	0.03	-	-	-
Add: Impact of Tax Act and effect of cost segmentation	-	-	-	0.17	(0.03)	-
Add: Merger-related expenses, net of tax	0.12	0.09	0.04	0.05	0.07	-
Non-GAAP ROA	0.92%	1.03%	1.05%	1.26%	1.50%	1.48%
ROE (GAAP)	6.7%	7.8%	9.2%	8.6%	10.9%	10.5%
Less: (Loss) gain on closure or sale of premises	-	-	0.2	-	-	-
Add: Impact of Tax Act and effect of cost segmentation	-	-	-	1.4	(0.3)	-
Add: Merger-related expenses, net of tax	1.0	0.8	0.3	0.5	0.5	-
Non-GAAP ROE	7.7%	8.6%	9.3%	10.5%	11.1%	10.5%
Add: Intangible Assets	0.5	0.7	1.1	1.2	4.0	3.4
Adjusted return on average tangible common equity	8.2%	9.3%	10.4%	11.7%	15.1%	13.9%
Efficiency Ratio (GAAP)	70.5%	66.4%	63.6%	59.3%	60.0%	61.4%
Effect of Sale or closure of assets and merger related expenses	(3.8)	(2.3)	(0.6)	(1.4)	(2.0)	-
Non-GAAP Efficiency Ratio	66.7%	64.1%	63.0%	57.9%	58.0%	61.4%

(dollars in thousands)	2012	2013	2014	2015	2016	2017	2018	Q1 2019
Reported non-interest expense	$32,763	$33,205	$41,772	$42,022	$46,797	$46,177	$63,225	$15,291
Less: Merger-related expenses	-	307	2,286	1,411	856	1,086	2,010	-
Non-GAAP non-interest expense	$32,763	$32,898	$39,486	$40,611	$45,941	$45,091	$61,215	$15,291

22

23 Appendix Non - GAAP Reconciliation (dollars in thousands) 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Total Shareholders' Equity $283,089 $289,361 $295,688 $304,040 $308,935 Less: Intangibles 67,499 67,035 66,493 66,055 65,645 Non - GAAP tangible shareholders' equity $215,590 $222,326 $229,195 $ 237,985 $243,290 Total Assets $2,206,854 $2,159,976 $2,140,530 $2,153,658 $2,202,675 Less: Intangibles 67,499 67,035 66,493 66,055 65,645 Non - GAAP tangible assets $2,139,355 $2,092,941 $2,074,037 $ 2,087,603 $2,137,030 Common Equity Ratio 12.8% 13.4% 13.8% 14.1% 14.0% Less: Intangibles 2.7 2.8 2.7 2.7 2.6 Non - GAAP tangible common equity ratio 10.1% 10.6% 11.1% 11.4% 11.4% Book Value Per Share $30.09 $30.66 $31.19 $ 32.14 $ 32.62 Less: Intangibles 7.18 7.10 7.01 6.98 6.93 Non - GAAP tangible book value per share $22.91 $23.56 $24.18 $ 25.16 $ 25.69 Reported net income $ 7,463 $7,776 $8,262 $8,089 $7,890 Add: Amortization CDI, net tax 397 359 355 346 324 Non - GAAP tangible shareholders' equity $ 7,860 $8,135 $8,617 $ 8,435 $ 8,214 Return on average equity 10.7% 10.9% 11.2% 10.7% 10.5% Add: Intangibles 4.2 4.0 3.9 3.6 3.4 Non - GAAP return on tangible common equity 14.9% 14.9% 15.1% 14.3% 13.9%

Appendix
Non-GAAP Reconciliation

Home HB Bancorp, Inc.

(dollars in thousands)	1Q 2018	2Q 2018	3Q 2018	4Q 2018	1Q 2019
Reported non-interest expense	$15,590	$16,322	$15,696	$15,617	$15,291
Less: Merger-related expenses	879	1,132	-	-	-
Non-GAAP non-interest expense	$14,711	$15,190	$15,696	$15,617	$15,291
Reported Net Income	$7,463	$7,776	$8,262	$8,089	$7,890
Add: Impact of cost segregation	-	-	-	(819)	-
Add: Merger-related expenses, net tax	694	894	-	-	-
Non-GAAP Net Income	$8,157	$8,670	$8,262	$7,270	$7,890
Diluted EPS	$0.81	$0.84	$0.89	$0.87	$0.85
Add: Impact of cost segregation	-	-	-	(0.09)	-
Add: Merger-related expenses	0.07	0.09	-	-	-
Non-GAAP Diluted EPS	$0.88	$0.93	$0.89	$0.78	$0.85
ROA (GAAP)	1.37%	1.44%	1.53%	1.50%	1.48%
Add: Impact of cost segregation	-	-	-	(0.15)	-
Add: Merger-related expenses, net of tax	0.13	0.17	-	-	-
Non-GAAP ROA	1.50%	1.61%	1.53%	1.35%	1.48%
ROE (GAAP)	10.7%	10.9%	11.2%	10.7%	10.5%
Add: Impact of Tax Act and effect of cost segmentation	-	-	-	(1.1)	-
Add: Merger-related expenses, net of tax	1.0	1.2	-	-	-
Non-GAAP ROE	11.7%	12.1%	11.2%	9.6%	10.5%
Add: Intangible Assets	4.5	4.4	3.9	3.4	3.4
Adjusted return on average tangible common equity	16.2%	16.5%	15.1%	13.0%	13.9%
Efficiency Ratio (GAAP)	60.0%	61.2%	58.5%	60.2%	61.4%
Less: Merger-related expenses, net of tax	3.4	4.3	-	-	-
Non-GAAP Efficiency Ratio	56.6%	56.9%	58.5%	60.2%	61.4%

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